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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) . . . . . . . January 5, 1996


                               GIANT GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


           Delaware                    1-4323                   23-0622690
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


                         150 El Camino Drive, Suite 303
                        Beverly Hills, California 90212
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                    (Address of principal executive offices)


 Registrant's telephone number, including area code . . . . . . . (310) 273-5678



                                 Not applicable
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         (Former name or former address, if changed since last report)





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Item 5.          Other Events

         On January 5, 1996, GIANT GROUP, LTD., a Delaware corporation (the "Company"), purchased 408,000 shares of its common stock for an aggregate cost of $4,100,400. Such shares were acquired in two blocks through unsolicited privately negotiated transactions.

         During the fourth quarter of 1995, the Company purchased in the open market an aggregate of 56,900 shares of its common stock for an aggregate cost of $443,715.

         As of the close of business on January 5, 1996, the Company had outstanding 4,605,912 shares of common stock. The Company may, from time to time, acquire additional shares of its common stock in the open market or through privately negotiated transactions.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 5, 1996                   GIANT GROUP, LTD., a Delaware
                                         corporation


                                         by:  CATHY WOOD
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                                              Cathy Wood
                                              Vice President and Chief
                                              Financial Officer





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